UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

ORYON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34212	26-2626737
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4251 Kellway Circle Addison, Texas 75001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 267-1321

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The purpose of this Amendment No. 1 to our Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 27, 2014, is to file material definitive agreements described in such filing and the Company’s related press release.

Item 1.01 Entry into a Material Definitive Agreement.

This filing amends the Current Report on Form 8-K, filed by the Registrant on January 27, 2014, by filing material definitive agreements described in such filing.

Item 7.01 Regulation FD Disclosure

On January 24, 2014, the Company issued a press release announcing a transaction with EFL Tech B.V. that was reported on the Current Report on Form 8-K, filed by the Registrant on January 27, 2014.  A copy of the press release is attached as Exhibit 99.1 to this Amended Current Report on Form 8-K/A and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d) The following are filed as exhibits to this Amended Current Report on Form 8-K/A.

Exhibit Number	Description

10.1	Subscription Agreement, dated January 21, 2014, between EFL Tech B.V. and the Registrant (incorporated herein by reference to Exhibit 2 of Schedule 13D, filed on January 31, 2014).

10.2	Registration Right Agreement – Subscription Shares, dated January 21, 2014, between EFL Tech B.V. and the Registrant (incorporated herein by reference to Exhibit 3 of Schedule 13D, filed on January 31, 2014).

10.3	License Agreement, dated January 21, 2014, between EFL Holdings Tech B.V. and the Registrant (incorporated herein by reference to Exhibit 4 of Schedule 13D, filed on January 31, 2014).

10.4	Equipment Lease Agreement, dated January 21, 2014, between EFL Holdings Tech B.V. and the Registrant (incorporated herein by reference to Exhibit 5 of Schedule 13D, filed on January 31, 2014).

10.5	Business Relationship Agreement, dated January 21, 2014, between EFL Holdings Tech B.V. and the Registrant. *

10.6	Form of Exchange and Release Agreement, dated January 21, 2014, between the Registrant and certain creditors of the Registrant. *

10.7	Form of Registration Rights Agreement – Exchange Shares, dated January 21, 2014, between the Registrant and certain creditors of the Registrant. *

99.1	Press release issued January 24, 2014 *

________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2014	ORYON TECHNOLOGIES, INC.

	By:	/s/ Mark E. Pape
Mark E. Pape, Chief Financial Officer